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                                                                    EXHIBIT 25.1

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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

                                   -----------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                                    13-5160382
(State of incorporation                                     (I.R.S. employer
if not a U.S. national bank)                                identification no.)

One Wall Street, New York, N.Y.                             10286
(Address of principal executive offices)                    (Zip code)


                                   -----------

                            BEVERLY ENTERPRISES, INC.
               (Exact name of obligor as specified in its charter)


Delaware                                                    62-16191861
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

           AEGIS THERAPIES, INC. (F/K/A BEVERLY REHABILITATION, INC.)
               (Exact name of obligor as specified in its charter)


Delaware                                                    71-0811574
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                                AGI-CAMELOT, INC.
               (Exact name of obligor as specified in its charter)


Missouri                                                    43-1253376
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                       ARBORLAND MANAGEMENT COMPANY, INC.
               (Exact name of obligor as specified in its charter)


South Carolina                                              58-2340689
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                 ASSOCIATED PHYSICAL THERAPY PRACTITIONERS, INC.
               (Exact name of obligor as specified in its charter)


Pennsylvania                                                23-2638708
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                          BEVERLY ASSISTED LIVING, INC.
               (Exact name of obligor as specified in its charter)


Delaware                                                    71-0777901
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                       BEVERLY - BELLA VISTA HOLDING, INC.
               (Exact name of obligor as specified in its charter)


Delaware                                                    71-0797481
(State or other jurisdiction of                             I.R.S. employer
incorporation or organization)                              identification no.)

                        BEVERLY - BRANSON HOLDINGS, INC.
               (Exact name of obligor as specified in its charter)


Delaware                                                    71-0817008
(State or other jurisdiction of                             I.R.S. employer
incorporation or organization)                              identification no.)

                           BEVERLY - INDIANAPOLIS, LLC
               (Exact name of obligor as specified in its charter)


Indiana                                                     71-0824184
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                     BEVERLY - MISSOURI VALLEY HOLDING, INC.
               (Exact name of obligor as specified in its charter)


Delaware                                                    71-0797485
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                       BEVERLY - PLANT CITY HOLDINGS, INC.
               (Exact name of obligor as specified in its charter)


Delaware                                                    71-0817010
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                       BEVERLY - RAPID CITY HOLDING, INC.
               (Exact name of obligor as specified in its charter)


Delaware                                                    71-0797483
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                        BEVERLY - TAMARAC HOLDINGS, INC.
               (Exact name of obligor as specified in its charter)


Delaware                                                    71-0817009
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                         BEVERLY - TAMPA HOLDINGS, INC.
               (Exact name of obligor as specified in its charter)


Delaware                                                    71-0817007
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                                BEVERLY CLINICAL
               (Exact name of obligor as specified in its charter)


Delaware                                                    71-0796035
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                    BEVERLY ENTERPRISES INTERNATIONAL LIMITED
               (Exact name of obligor as specified in its charter)


California                                                  95-3982125
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                       BEVERLY ENTERPRISES - ALABAMA, INC.
               (Exact name of obligor as specified in its charter)


California                                                  95-3742145
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                       BEVERLY ENTERPRISES - ARIZONA, INC.
               (Exact name of obligor as specified in its charter)


California                                                  95-3750871
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                      BEVERLY ENTERPRISES - ARKANSAS, INC.
               (Exact name of obligor as specified in its charter)


California                                                  95-3751272
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                     BEVERLY ENTERPRISES - CALIFORNIA, INC.
               (Exact name of obligor as specified in its charter)


California                                                  95-2499218
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                      BEVERLY ENTERPRISES - COLORADO, INC.
               (Exact name of obligor as specified in its charter)


California                                                  95-3750882
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                     BEVERLY ENTERPRISES - CONNECTICUT, INC.
               (Exact name of obligor as specified in its charter)


California                                                  95-3849642
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                      BEVERLY ENTERPRISES - DELAWARE, INC.
               (Exact name of obligor as specified in its charter)


California                                                  95-3849628
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                BEVERLY ENTERPRISES - DISTRIBUTION SERVICES, INC.
               (Exact name of obligor as specified in its charter)


California                                                  95-4081567
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                BEVERLY ENTERPRISES - DISTRICT OF COLUMBIA, INC.
               (Exact name of obligor as specified in its charter)


California                                                  95-3750889
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                       BEVERLY ENTERPRISES - FLORIDA, INC.
               (Exact name of obligor as specified in its charter)


California                                                  95-3742251
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)


                   BEVERLY ENTERPRISES - GARDEN TERRACE, INC.
               (Exact name of obligor as specified in its charter)


California                                                  95-3849648
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                       BEVERLY ENTERPRISES - GEORGIA, INC.
               (Exact name of obligor as specified in its charter)


California                                                  95-3750880
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                       BEVERLY ENTERPRISES - HAWAII, INC.
               (Exact name of obligor as specified in its charter)


California                                                  95-3750890
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                        BEVERLY ENTERPRISES - IDAHO, INC.
               (Exact name of obligor as specified in its charter)


California                                                  95-3750886
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                      BEVERLY ENTERPRISES - ILLINOIS, INC.
               (Exact name of obligor as specified in its charter)


California                                                  95-3750883
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                       BEVERLY ENTERPRISES - INDIANA, INC.
               (Exact name of obligor as specified in its charter)


California                                                  95-3744258
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                        BEVERLY ENTERPRISES - IOWA, INC.
               (Exact name of obligor as specified in its charter)


California                                                  95-3751271
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                       BEVERLY ENTERPRISES - KANSAS, INC.
               (Exact name of obligor as specified in its charter)


California                                                  95-3751269
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                      BEVERLY ENTERPRISES - KENTUCKY, INC.
               (Exact name of obligor as specified in its charter)


California                                                  95-3750894
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                      BEVERLY ENTERPRISES - LOUISANA, INC.
               (Exact name of obligor as specified in its charter)


California                                                  95-3849633
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                        BEVERLY ENTERPRISES - MAINE, INC.
               (Exact name of obligor as specified in its charter)


California                                                  95-3849627
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                      BEVERLY ENTERPRISES - MARYLAND, INC.
               (Exact name of obligor as specified in its charter)


California                                                  95-3750892
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                    BEVERLY ENTERPRISES - MASSACHUSETTS, INC.
               (Exact name of obligor as specified in its charter)


California                                                  95-3750893
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                      BEVERLY ENTERPRISES - MICHIGAN, INC.
               (Exact name of obligor as specified in its charter)


California                                                  95-3898661
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                      BEVERLY ENTERPRISES - MINNESOTA, INC.
               (Exact name of obligor as specified in its charter)


California                                                  95-3742698
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

                     BEVERLY ENTERPRISES - MISSISSIPPI, INC.
               (Exact name of obligor as specified in its charter)


California                                                   95-3742144
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                      BEVERLY ENTERPRISES - MISSOURI, INC.
               (Exact name of obligor as specified in its charter)


California                                                   95-3750895
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                       BEVERLY ENTERPRISES - MONTANA, INC.
               (Exact name of obligor as specified in its charter)


California                                                   95-3849636
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                      BEVERLY ENTERPRISES - NEBRASKA, INC.
               (Exact name of obligor as specified in its charter)


California                                                   95-3750873
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                       BEVERLY ENTERPRISES - NEVADA, INC.
               (Exact name of obligor as specified in its charter)


California                                                   95-3750896
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                    BEVERLY ENTERPRISES - NEW HAMPSHIRE, INC.
               (Exact name of obligor as specified in its charter)


California                                                   95-3849630
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                     BEVERLY ENTERPRISES - NEW JERSEY, INC.
               (Exact name of obligor as specified in its charter)


California                                                   95-3750884
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                     BEVERLY ENTERPRISES - NEW MEXICO, INC.
               (Exact name of obligor as specified in its charter)


California                                                   95-3750869
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                   BEVERLY ENTERPRISES - NORTH CAROLINA, INC.
               (Exact name of obligor as specified in its charter)


California                                                   95-3742257
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                    BEVERLY ENTERPRISES - NORTH DAKOTA, INC.
               (Exact name of obligor as specified in its charter)


California                                                   95-3751270
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                        BEVERLY ENTERPRISES - OHIO, INC.
               (Exact name of obligor as specified in its charter)


California                                                   95-3750867
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                      BEVERLY ENTERPRISES - OKLAHOMA, INC.
               (Exact name of obligor as specified in its charter)


California                                                   95-3849624
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                       BEVERLY ENTERPRISES - OREGON, INC.
               (Exact name of obligor as specified in its charter)


California                                                   95-3750881
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                    BEVERLY ENTERPRISES - PENNSYLVANIA, INC.
               (Exact name of obligor as specified in its charter)


California                                                   95-3750870
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                    BEVERLY ENTERPRISES - RHODE ISLAND, INC.
               (Exact name of obligor as specified in its charter)


California                                                   95-3849621
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                   BEVERLY ENTERPRISES - SOUTH CAROLINA, INC.
               (Exact name of obligor as specified in its charter)


California                                                   95-3750866
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                      BEVERLY ENTERPRISES - TENNESSEE, INC.
               (Exact name of obligor as specified in its charter)


California                                                   95-3742261
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                        BEVERLY ENTERPRISES - TEXAS, INC.
               (Exact name of obligor as specified in its charter)


California                                                   95-3744256
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                        BEVERLY ENTERPRISES - UTAH, INC.
               (Exact name of obligor as specified in its charter)


California                                                   95-3751089
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                       BEVERLY ENTERPRISES - VERMONT, INC.
               (Exact name of obligor as specified in its charter)


California                                                   95-3750885
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                      BEVERLY ENTERPRISES - VIRGINIA, INC.
               (Exact name of obligor as specified in its charter)


California                                                   95-3742694
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                     BEVERLY ENTERPRISES - WASHINGTON, INC.
               (Exact name of obligor as specified in its charter)


California                                                   95-3750868
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                    BEVERLY ENTERPRISES - WEST VIRGINIA, INC.
               (Exact name of obligor as specified in its charter)


California                                                   95-3750888
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                      BEVERLY ENTERPRISES - WISCONSIN, INC.
               (Exact name of obligor as specified in its charter)


California                                                   95-3742696
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                       BEVERLY ENTERPRISES - WYOMING, INC.
               (Exact name of obligor as specified in its charter)


California                                                   95-3849638
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                BEVERLY HEALTH AND REHABILITATION SERVICES, INC.
               (Exact name of obligor as specified in its charter)


California                                                   95-2301514
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                             BEVERLY HEALTHCARE, LLC
               (Exact name of obligor as specified in its charter)


Indiana                                                      71-0817438
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                      BEVERLY HEALTHCARE ACQUISITION, INC.
               (Exact name of obligor as specified in its charter)


Delaware                                                     71-0812407
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                      BEVERLY HEALTHCARE - CALIFORNIA, INC.
               (Exact name of obligor as specified in its charter)


California                                                   95-3750879
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                            BEVERLY HOLDINGS I, INC.
               (Exact name of obligor as specified in its charter)


Delaware                                                     71-0768985
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                             BEVERLY INDEMNITY, LTD.
               (Exact name of obligor as specified in its charter)


Vermont                                                      71-0712927
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                          BEVERLY MANOR INC. OF HAWAII
               (Exact name of obligor as specified in its charter)


California                                                   99-0144750
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                       BEVERLY REAL ESTATE HOLDINGS, INC.
               (Exact name of obligor as specified in its charter)


Delaware                                                     71-0768984
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                         BEVERLY SAVANA CAY MANOR, INC.
               (Exact name of obligor as specified in its charter)


California                                                   95-4217381
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                    CARROLLTON PHYSICAL THERAPY CLINIC, INC.
               (Exact name of obligor as specified in its charter)


Texas                                                        75-2102832
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                           COMMERCIAL MANAGEMENT, INC.
               (Exact name of obligor as specified in its charter)


Iowa                                                         42-0891358
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               Identification no.)

                              COMMUNITY CARE, INC.
               (Exact name of obligor as specified in its charter)


North Carolina                                               56-1487367
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                   COMPASSION AND PERSONAL CARE SERVICES, INC.
               (Exact name of obligor as specified in its charter)


North Carolina                                               56-1904822
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                EASTERN HOME HEALTH SUPPLY & EQUIPMENT CO., INC.
               (Exact name of obligor as specified in its charter)


North Carolina                                               56-1581980
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                    GREENVILLE REHABILITATION SERVICES, INC.
               (Exact name of obligor as specified in its charter)


Texas                                                        75-2059145
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                        HALLMARK CONVALESCENT HOMES, INC.
               (Exact name of obligor as specified in its charter)


Michigan                                                     41-1413478
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                         HOMECARE PREFERRED CHOICE, INC.
               (Exact name of obligor as specified in its charter)


Delaware                                                     62-1702864
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                  HOME HEALTH AND REHABILITATION SERVICES, INC.
               (Exact name of obligor as specified in its charter)


Texas                                                        75-2012280
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                        HOSPICE OF EASTERN CAROLINA, INC.
               (Exact name of obligor as specified in its charter)


North Carolina                                               56-1951841
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                         HOSPICE PREFERRED CHOICE, INC.
               (Exact name of obligor as specified in its charter)


Delaware                                                     71-0761314
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                               HTHC HOLDINGS, INC.
               (Exact name of obligor as specified in its charter)


Delaware                                                     71-0807323
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                    LAS COLINAS PHYSICAL THERAPY CENTER, INC.
               (Exact name of obligor as specified in its charter)


Texas                                                        75-2402177
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                       LIBERTY NURSING HOMES, INCORPORATED
               (Exact name of obligor as specified in its charter)


Virginia                                                     54-0784334
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                        MATRIX OCCUPATIONAL HEALTH, INC.
               (Exact name of obligor as specified in its charter)


Delaware                                                     58-2380955
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                           MATRIX REHABILITATION, INC.
               (Exact name of obligor as specified in its charter)


Delaware                                                     71-0783147
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                     MATRIX REHABILITATION - DELAWARE, INC.
               (Exact name of obligor as specified in its charter)


Delaware                                                     71-0842504
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                      MATRIX REHABILITATION - GEORGIA, INC.
               (Exact name of obligor as specified in its charter)


Delaware                                                     58-2554073
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                     MATRIX REHABILITATION - MARYLAND, INC.
               (Exact name of obligor as specified in its charter)


Delaware                                                     71-0842503
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                       MATRIX REHABILITATION - OHIO, INC.
               (Exact name of obligor as specified in its charter)


Delaware                                                     71-0842505
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                  MATRIX REHABILITATION - SOUTH CAROLINA, INC.
               (Exact name of obligor as specified in its charter)


Delaware                                                     73-1575603
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                       MATRIX REHABILITATION - TEXAS, INC.
               (Exact name of obligor as specified in its charter)


Delaware                                                     73-1589542
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                    MATRIX REHABILITATION - WASHINGTON, INC.
               (Exact name of obligor as specified in its charter)


Delaware                                                     58-2554074
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

               MEDICAL ARTS HEALTH FACILITY OF LAWRENCEVILLE, INC. (Exact name of obligor as specified in its charter)


Georgia                                                      58-1329700
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                          MODERNCARE OF LUMBERTON, INC.
               (Exact name of obligor as specified in its charter)


North Carolina                                               56-1217025
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                            NEBRASKA CITY S-C-H, INC.
               (Exact name of obligor as specified in its charter)


Nebraska                                                     41-1413481
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                       NETWORK FOR PHYSICAL THERAPY, INC.
               (Exact name of obligor as specified in its charter)


Texas                                                        74-2453469
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                 NORTH DALLAS PHYSICAL THERAPY ASSOCIATES, INC.
               (Exact name of obligor as specified in its charter)


Texas                                                        75-2075331
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                          NURSING HOME OPERATORS, INC.
               (Exact name of obligor as specified in its charter)


Ohio                                                         34-0949279
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                           PETERSEN HEALTH CARE, INC.
               (Exact name of obligor as specified in its charter)


Florida                                                      59-2043392
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                                  PT NET, INC.
               (Exact name of obligor as specified in its charter)


Tennessee                                                    62-1575533
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                             PT NET (COLORADO), INC.
               (Exact name of obligor as specified in its charter)


Colorado                                                     84-1277912
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                  REHABILITATION ASSOCIATES OF LAFAYETTE, INC.
               (Exact name of obligor as specified in its charter)


Louisana                                                     72-1118473
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                        SOUTH ALABAMA NURSING HOME, INC.
               (Exact name of obligor as specified in its charter)


Alabama                                                      95-3809397
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                    SOUTH DAKOTA - BEVERLY ENTERPRISES, INC.
               (Exact name of obligor as specified in its charter)


California                                                   95-3750887
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                        SPECTRA HEALTHCARE ALLIANCE, INC.
               (Exact name of obligor as specified in its charter)


Delaware                                                     71-0759298
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                         TAR HEEL INFUSION COMPANY, INC.
               (Exact name of obligor as specified in its charter)


North Carolina                                               56-1767308
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

           THE PARKS PHYSICAL THERAPY AND WORK HARDENING CENTER, INC.
               (Exact name of obligor as specified in its charter)


Texas                                                        75-2452926
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                               THERAPHYSICS CORP.
               (Exact name of obligor as specified in its charter)


Delaware                                                     13-3643705
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                       THERAPHYSICS OF NEW YORK IPA, INC.
               (Exact name of obligor as specified in its charter)


New York                                                     71-0817011
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                     THERAPHYSICS PARTNERS OF COLORADO, INC.
               (Exact name of obligor as specified in its charter)


Delaware                                                     51-0372115
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                      THERAPHYSICS PARTNERS OF TEXAS, INC.
               (Exact name of obligor as specified in its charter)


Delaware                                                     62-1659976
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                  THERAPHYSICS PARTNERS OF WESTERN PENNSYLVANIA
               (Exact name of obligor as specified in its charter)


Delaware                                                     23-2901884
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                             TMD DISPOSITION COMPANY
               (Exact name of obligor as specified in its charter)


Delaware                                                     59-3151568
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

                         VANTAGE HEALTHCARE CORPORATION
               (Exact name of obligor as specified in its charter)


Delaware                                                     35-1572998
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                               identification no.)

1400 Corporate Center Way
Wellington, Florida                                          33414
(Address of principal executive offices)                     (Zip code)

                                  -------------

                     9-5/8% Senior Notes due April 15, 2009
                       (Title of the indenture securities)

================================================================================

1.  GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

    (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

--------------------------------------------------------------------------------
                   Name                                 Address
--------------------------------------------------------------------------------

    Superintendent of Banks of the State of     2 Rector Street, New York,
    New York                                    N.Y.  10006, and Albany,
                                                N.Y. 12203

    Federal Reserve Bank of New York            33 Liberty Plaza, New York,
                                                N.Y.  10045

    Federal Deposit Insurance Corporation       Washington, D.C.  20429

    New York Clearing House Association         New York, New York   10005

    (b) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

    Yes.

2.  AFFILIATIONS WITH OBLIGOR.

    IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH
    AFFILIATION.

    None.

16. LIST OF EXHIBITS.

    EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

    1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

    4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

    6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

    7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE



     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 8th day of June, 2001.


                                         THE BANK OF NEW YORK



                                         By:    /s/ THOMAS E. TABOR
                                             ---------------------------------
                                             Name:  THOMAS E. TABOR
                                             Title: ASSISTANT VICE PRESIDENT

                                                                EXHIBIT 7 TO T-1


--------------------------------------------------------------------------------

                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business December 31, 2000, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                  Dollar Amounts
ASSETS                                                              In Thousands
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin..              $ 3,083,720
   Interest-bearing balances...........................                4,949,333
Securities:
   Held-to-maturity securities.........................                  740,315
   Available-for-sale securities.......................                5,328,981
Federal funds sold and Securities purchased under
   agreements to resell................................                5,695,708
Loans and lease financing receivables:
   Loans and leases, net of unearned
     income...............36,590,456
   LESS: Allowance for loan and
     lease losses............598,536
   LESS: Allocated transfer risk
     reserve..................12,575
   Loans and leases, net of unearned income,
     allowance, and reserve............................               35,979,345
Trading Assets.........................................               11,912,448
Premises and fixed assets (including capitalized
   leases).............................................                  763,241
Other real estate owned................................                    2,925
Investments in unconsolidated subsidiaries and
   associated companies................................                  183,836
Customers' liability to this bank on acceptances
   outstanding.........................................                  424,303
Intangible assets......................................                1,378,477
Other assets...........................................                3,823,797
                                                                     -----------
Total assets...........................................              $74,266,429
                                                                     ===========

LIABILITIES
Deposits:
   In domestic offices.................................             $28,328,548
   Noninterest-bearing.......................12,637,384
   Interest-bearing..........................15,691,164
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs............................              27,920,690
   Noninterest-bearing..........................470,130
   Interest-bearing..........................27,450,560
Federal funds purchased and Securities sold under
   agreements to repurchase............................               1,437,916
Demand notes issued to the U.S. Treasury...............                 100,000
Trading liabilities....................................               2,049,818
Other borrowed money:
   With remaining maturity of one year or less.........               1,279,125
   With remaining maturity of more than one year
     through three years...............................                       0
   With remaining maturity of more than three years....                  31,080
Bank's liability on acceptances executed and
   outstanding.........................................                 427,110
Subordinated notes and debentures......................               1,646,000
Other liabilities......................................               4,604,478
                                                                    -----------
Total liabilities......................................             $67,824,765
                                                                    ===========
EQUITY CAPITAL
Common stock...........................................               1,135,285
Surplus................................................               1,008,775
Undivided profits and capital reserves.................               4,308,492
Net unrealized holding gains (losses) on
   available-for-sale securities.......................                  27,768
Accumulated net gains (losses) on cash flow hedges                            0
Cumulative foreign currency translation adjustments....
                                                                        (38,656)
                                                                    -----------
Total equity capital...................................               6,441,664
                                                                    -----------
Total liabilities and equity capital...................             $74,266,429
                                                                    ===========

     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                           Thomas J. Mastro

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


Thomas A. Renyi                |
Alan R. Griffith               |            Directors
Gerald L. Hassell              |


--------------------------------------------------------------------------------